UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07816

PCM Fund, Inc.
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York	10105
(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna - 1345 Avenue of the Americas, New York, New York 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: December 31, 2008

Date of reporting period: June 30, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Report to Shareholder

PCM Fund, Inc.

Semi-Annual Report

June 30, 2008

PCM Fund, Inc. Letter to Shareholders

August 15, 2008

Dear Shareholder:

We are pleased to provide you with the semi-annual report for PCM Fund, Inc. (the “Fund”) for the six-months ended June 30, 2008.

As economic growth slowed and credit conditions tightened during the period, the U.S. bond market delivered modest but mostly positive returns. The Lehman Brothers Aggregate Bond Index posted a 1.13% return and the Lehman Brothers Mortgage Backed Bond Index returned 1.93%. The Federal Reserve (“the Fed”) reduced the Federal Funds rate four times during the period, paring the benchmark rate on loans between member banks from 4.25% to 2.0%. The Fed also sought other methods to inject liquidity into the economy.

On April 24, 2008, Allianz Global Investors Fund Management LLC (‘‘AGIFM’’), announced that the majority of shareholders of the Fund, approved to change the Fund’s investment manager from Pacific Investment Management Company LLC (‘‘PIMCO’’) to AGIFM. PIMCO will continue to be the Fund’s portfolio manager and sub-adviser pursuant to a portfolio management agreement between PIMCO and AGIFM. The Fund’s shareholders also elected new directors to the board, each of whom currently serves as a director/trustee of AGIFM’s other sponsored closed-end funds:

These changes will not impact the Fund’s investment objective, however the total management fees and administrative fees paid by the Fund will be lower.

For specific information on the Fund and its performance during the reporting period, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Fund’s shareholder servicing agent at (800) 331-1710. In addition, a wide range of information and resources can be accessed through our Web site, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Fund’s investment manager, and Pacific Investment Management Company LLC, the Fund’s sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Brian S. Shlissel

Chairman	President & Chief Executive Officer

6.30.08	PCM Fund, Inc. Semi-Annual Report	1

PCM Fund, Inc. Fund Insights/Performance & Statistics

June 30, 2008 (unaudited)

•	For the six-months ended June 30, 2008, the Fund had a net asset value (“NAV”) return of (8.29)% and a market price return of 2.68%.
•

In the first half of 2008, Commercial mortgage-backed securities (“CMBS”) across the capital structure underperformed Treasuries with the Lehman Brothers CMBS Investment Grade Index underperforming (5.71)%.

•

The liquidity crisis throughout the first half of 2008 drove spreads wider on all CMBS despite strong fundamentals and no sign of the severe deterioration of collateral quality as was witnessed in other mortgage sectors.

•	Drivers of performance:
•

Exposure to CMBS, particularly in the higher quality, senior issues, was negative for performance as this sector sold off in the first half due to the liquidity crisis and forced selling by market participants looking to reduce balance sheet positions

•	An underweight to duration was negative for performance as yields rallied in response to the Fed actions and increasing fallout from the housing crisis
•

Exposure to some non-agency mortgage-backed security (“MBS”) issues detracted from performance as non-agency MBS and CMBS were similarly affected by systemic financial system deleveraging and the liquidity crisis

•	A curve steepening bias added to performance as the front end of the curve rallied relative to longer maturities as the Fed reduced interest rates

Total Return(1):	Market Price	Net Asset Value (“NAV”)
Six Months	2.68%	(8.29)%
1 Year	(0.38)%	(6.22)%
5 Year	1.17%	3.90%
Commencement of Operations (9/2/93) to 6/30/08	6.36%	6.98%

(1) Past performance is no guarantee of future results. Total return is calculated by subtracting the value of an investment in the Fund at the beginning of each specified period from the value at the end of the period and dividing the remainder by the value of the investment at the beginning of the period and expressing the result as a percentage. The calculation assumes that all of the Fund’s income dividends and capital gain distributions have been reinvested. Total return does not reflect broker commissions or sales charges. Total return for a period of less than one year is not annualized. Total return for a period more than one year represents the average annual total return.

Common Share Market Price/NAV Performance:
Commencement of Operations (9/2/93) to 6/30/08

Market Price/NAV:
Market Price	$10.10
NAV	$9.93
Premium to NAV	1.71%
Market Price Yield(2)	8.32%

Moody’s Ratings

    (as a % of total investments)

2	PCM Fund, Inc. Semi-Annual Report	6.30.08

The Fund’s performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund distributions.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not typically intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly per share dividend (comprised of net investment income) to common shareholders by the market price per common share at June 30, 2008.

6.30.08	PCM Fund, Inc. Semi-Annual Report	3

PCM Fund, Inc. Schedule of Investments June 30, 2008 (unaudited)

Principal Amount (000)			Credit Rating (Moody’s/S&P)	Value
MORTGAGE-BACKED SECURITIES – 124.6%
		Banc of America Commercial Mortgage, Inc., CMO,
	$2,000	5.414%, 9/10/47 (e)	Aaa/AAA	$1,903,261
	2,000	5.476%, 3/11/41, VRN (a)	NR/BBB+	1,680,846
	916	5.918%, 4/11/36 (a)(e)	NR/AA-	846,130
	700	6.29%, 6/11/35 (a)	Ba1/BBB	597,206
	2,500	7.224%, 4/15/36, VRN (e)	A2/NR	2,613,270
	2,800	7.941%, 11/15/31, VRN (e)	Aa1/AA+	2,867,943
		Bear Stearns Commercial Mortgage Securities, Inc., CMO,
	5	5.06%, 11/15/16	Aaa/AAA	5,353
	1,000	5.716%, 2/11/41, VRN (a)	NR/BBB-	657,715
	1,500	5.817%, 5/14/16 (a)	Aaa/AAA	1,530,354
	1,000	5.978%, 5/11/39, VRN (a)	NR/BBB+	879,704
	2,000	6.177%, 9/11/42, VRN (a)	NR/A	1,291,512
	1,332	6.50%, 2/15/32 (a)	NR/BB	1,078,445
	1,258	6.625%, 10/15/32 (a)	NR/B+	788,019
	1,536	7.00%, 5/20/30, VRN (e)	Aaa/AAA	1,631,587
		Bear Stearns Commercial Mortgage Securities Trust, CMO, VRN (e),
	2,000	5.694%, 6/11/50	NR/AAA	1,889,108
	2,000	5.902%, 6/11/40	Aaa/NR	1,906,724
	1,294	Carey Commercial Mortgage Trust, 5.97%, 9/20/19, CMO (a)(e)	Aaa/NR	1,287,494
		Chase Commercial Mortgage Securities Corp., CMO (a),
	1,000	6.484%, 2/12/16, VRN (e)	Aaa/NR	1,025,404
	1,000	6.65%, 7/15/32	Baa1/NR	950,189
	1,600	6.65%, 7/15/32	Ba2/NR	1,373,702
	1,500	6.887%, 10/15/32	NR/BB+	1,305,971
	1,015	Citigroup/Deutsche Bank Commercial Mortgage Trust,
		5.400%, 7/15/44, CMO, VRN (e)	Aa2/AA	876,066
	3,000	Commercial Capital Access One, Inc., 7.707%, 11/15/28, CMO, VRN (a)	NR/NR	2,624,539
	2,500	Commercial Mortgage Asset Trust, 6.975%, 1/17/32, CMO, VRN (e)	Aaa/AAA	2,624,947
		Commercial Mortgage Pass-Through Certificates, CMO (a),
	2,000	5.756%, 2/5/19, VRN	NR/BBB-	1,593,463
	1,500	6.586%, 7/16/34 (e)	Aaa/AAA	1,423,920
	2,893	6.83%, 2/14/34, VRN (e)	Aaa/NR	2,993,567
	1,500	6.938%, 7/16/34, VRN	Aa2/A+	1,160,757
	1,500	8.484%, 8/15/33, VRN	NR/BBB+	1,549,212
		Credit Suisse Mortgage Capital Certificates, CMO (e),
	5,000	5.467%, 9/15/39	Aaa/AAA	4,762,289
	414	6.50%, 5/25/36	Aaa/AAA	343,995
		CS First Boston Mortgage Securities Corp., CMO,
	23,730	0.444%, 12/15/35, IO, VRN (a)(e)	NR/AAA	781,181
	2,000	5.322%, 8/15/36, VRN (a)	Ba1/BB+	1,298,421
	2,600	5.554%, 12/15/36, VRN (a)(e)	NR/BBB+	2,090,542
	3,000	7.17%, 5/17/40 (e)	NR/AA-	3,112,375
	2,000	7.46%, 1/17/35, VRN (a)(e)	NR/NR	2,047,968
	1,886	CVS Lease Pass-Through, 5.88%, 1/10/28 (a)(e)	Baa2/BBB+	1,829,120
	135	DLJ Commercial Mortgage Corp., 7.295%, 11/12/31, CMO, VRN	Aaa/NR	135,748

4	PCM Fund, Inc. Semi-Annual Report	6.30.08

PCM Fund, Inc. Schedule of Investments June 30, 2008 (unaudited) (continued)

Principal Amount (000)			Credit Rating (Moody’s/S&P)	Value
		Fannie Mae, MBS (e),
	$1,417	5.237%, 6/1/23	Aaa/AAA	$1,386,020
	98	5.927%, 8/1/26, FRN	Aaa/AAA	98,399
	152	9.375%, 4/1/16	Aaa/AAA	169,829
	5,640	FFCA Secured Lending Corp., 1.330%, 9/18/27, CMO, IO, VRN (a)	Aaa/NR	118,539
		Federal Housing Administration (f),
	2,390	7.38%, 4/1/41	Aaa/AAA	2,377,523
	219	7.43%, 7/1/18	Aaa/AAA	219,551
	102	8.36%, 1/1/12	Aaa/AAA	101,242
	2,000	First Union-Lehman Brothers-Bank of America, 6.778%, 11/18/35, CMO (e)	Aaa/AAA	2,077,873
	1,000	First Union National Bank-Bank of America Commercial Mortgage Trust,
		6.00%, 1/15/11, CMO (a)	Ba1/NR	921,846
		GE Capital Commercial Mortgage Corp., CMO, VRN,
	1,000	5.274%, 7/10/45 (a)	NR/BBB+	521,250
	1,000	5.306%, 5/10/43 (e)	NR/A	796,387
		GMAC Commercial Mortgage Securities, Inc., CMO,
	20	6.50%, 5/15/35	Aaa/AA	20,443
	2,000	6.50%, 5/15/35 (a)	NR/BBB	1,943,085
	2,500	6.50%, 5/15/35 (e)	Aaa/AAA	2,511,453
	1,500	7.182%, 5/15/30, VRN (a)	NR/NR	709,570
	1,500	8.325%, 9/15/35, VRN (a)	NR/NR	1,546,545
		Greenwich Capital Commercial Funding Corp., CMO,
	1,500	5.419%, 1/5/36, VRN (a)	A2/A+	1,306,898
	2,000	5.444%, 3/10/39 (e)	Aaa/AAA	1,867,603
		GS Mortgage Securities Corp. II, CMO,
	2,000	3.50%, 3/6/20, FRN (a)	NR/BBB	1,765,887
	5,750	5.56%, 11/10/39 (e)	Aaa/NR	5,515,603
	2,000	5.74%, 11/10/39, VRN	A1/NR	1,451,853
	3,500	6.615%, 2/14/16 (a)	NR/AAA	3,706,657
	3,480	7.644%, 8/5/18, VRN (a)	Baa2/NR	3,190,047
	1,185	GSMPS Mortgage Loan Trust, 8.00%, 9/19/27, CMO, VRN (a)(e)	NR/NR	1,208,662
	30,749	Hilton Hotel Pool Trust, 0.863%, 10/3/15, CMO, IO, VRN (a)(e)	Aaa/AAA	452,676
	2,000	Host Marriot Pool Trust, 8.31%, 8/3/15, CMO (a)(e)	Aaa/AAA	2,080,415
		JPMorgan Chase Commercial Mortgage Securities Corp., CMO,
	9,806	0.780%, 3/12/39, IO, VRN (a)	Aaa/NR	339,084
	1,500	5.435%, 5/15/41, VRN (a)	Baa1/NR	1,191,986
	2,000	6.162%, 5/12/34 (e)	Aaa/NR	2,040,925
	3,000	6.465%, 11/15/35	NR/AAA	3,084,847
	5,000	LB Commercial Conduit Mortgage Trust, 6.00%, 10/15/35, CMO (a)(e)	A2/BBB+	4,962,685
		LB-UBS Commercial Mortgage Trust CMO (a),
	1,500	5.683%, 7/15/35	Ba1/BBB-	1,121,874
	1,572	6.95%, 3/15/34, VRN	A1/A	1,512,937
	2,000	7.29%, 9/15/34	A2/NR	1,971,442
	2,000	Merrill Lynch/Countrywide Commercial Mortgage Trust,
		6.156%, 8/12/49, CMO, VRN	NR/A	1,297,046
		Merrill Lynch Mortgage Investors, Inc., CMO, VRN,
	1,500	7.081%, 12/15/30	A3/AA	1,488,401
	159	7.381%, 2/15/30	Aaa/BBB+	159,102

6.30.08	PCM Fund, Inc. Semi-Annual Report	5

PCM Fund, Inc. Schedule of Investments June 30, 2008 (unaudited) (continued)

Principal Amount (000)			Credit Rating (Moody’s/S&P)	Value
		Morgan Stanley Capital I, CMO, VRN,
	$100	5.379%, 8/13/42 (a)	NR/A-	$76,803
	500	5.379%, 11/14/42	A1/A+	385,286
	2,000	5.447%, 2/12/44 (e)	Aaa/AAA	1,861,524
	200	7.212%, 12/15/31 (e)	Aaa/NR	201,812
	919	7.559%, 4/30/39 (a)(e)	NR/NR	873,000
	1,119	Multi-Family Capital Access One, Inc., 8.82%, 1/15/24, CMO, VRN	NR/NR	1,185,247
	2,500	Nationslink Funding Corp., 7.105%, 8/20/30, CMO, VRN (a)	NR/BBB	2,406,520
	1,000	Office Portfolio Trust, 6.778%, 2/3/16, CMO (a)	Baa2/NR	976,719
	2,000	Prudential Securities Secured Financing Corp.,
		6.755%, 6/16/31, CMO, VRN (a)	NR/NR	1,921,997
	966	Residential Asset Securitization Trust, 6.00%, 3/25/37, CMO (e)	NR/AAA	854,674
		RMF Commercial Mortgage Pass-Through Certificates, CMO (a),
	318	7.471%, 1/15/19	NR/NR	179,079
	265	9.404%, 1/15/19, VRN	NR/NR	80,732
	3,568	Times Square Hotel Trust, 8.528%, 8/1/26 (a)	Baa3/BBB-	3,603,805
	3,000	TrizecHahn Office Properties, 7.604%, 5/15/16, CMO (a)	Baa1/A	2,869,981
		Wachovia Bank Commercial Mortgage Trust, CMO (a),
	47,054	0.257%, 10/15/41, IO, VRN (e)	Aaa/AAA	816,182
	1,020	4.982%, 2/15/35	NR/BBB-	845,698
	2,500	5.188%, 2/15/41, VRN	Baa2/BBB	1,843,016
	1,500	5.518%, 1/15/41, VRN	Baa2/BBB	1,101,722
	2,000	6.29%, 4/15/34	Ba1/BBB+	1,789,557

Total Commercial Mortgage-Backed Securities (cost-$154,598,250)				140,467,586

REAL ESTATE ASSET-BACKED SECURITIES – 26.2%
	2,500	Access Financial Manufactured Housing Contract Trust, 7.65%, 5/15/21	B2/NR	2,231,815
	2,213	ACE Securities Corp., 5.733%, 4/25/35, FRN (a)	Caa1/CCC	74,799
	447	Ameriquest Mortgage Securities, Inc., 8.108%, 2/25/33, FRN	Ca/CCC	60,364
	220	Asset-Backed Securities Corp. Home Equity, 5.233%, 6/21/29, FRN	Caa1/NR	42,032
	490	Banc of America Alternative Loan Trust, 6.25%, 1/25/37, CMO	Aa1/NR	340,366
		Bear Stearns Alt-A Trust, CMO,
	395	5.470%, 7/25/35, FRN (e)	Aaa/AAA	296,459
	481	6.124%, 5/25/36, VRN (e)	Aaa/AAA	390,908
	1,029	6.25%, 8/25/36, VRN	Aaa/AAA	803,963
	428	Bear Stearns Asset Backed Securities Trust, 5.50%, 12/25/35, CMO (e)	Aaa/AAA	388,305
		Bear Stearns Second Lien Trust, FRN (a),
	2,316	4.983%, 12/25/36	Baa2/CC	220,625
	230	CDC Mortgage Capital Trust, 7.583%, 3/25/33, FRN	C/D	18,568
		Conseco Finance Securitizations Corp.,
	1,822	7.96%, 2/1/32	Caa1/CCC-	1,622,984
	792	7.97%, 5/1/32	Caa1/CCC-	584,427
	463	Countrywide Alternative Loan Trust, 6.00%, 11/25/35, CMO (e)	Aaa/AAA	375,577
	500	Credit Suisse Mortgage Capital Certificates, 5.896%, 4/25/36, CMO (e)	Aaa/AAA	382,449
	316	CS First Boston Mortgage Securities Corp., 7.00%, 2/25/33, CMO (e)	Aaa/AAA	317,903
		Fannie Mae,
	40	3.65%, 9/25/23, CMO, FRN	Aaa/AAA	40,180
	457	5.00%, 11/25/35, CMO (e)	Aaa/AAA	398,389

6	PCM Fund, Inc. Semi-Annual Report	6.30.08

PCM Fund, Inc. Schedule of Investments June 30, 2008 (unaudited) (continued)

Principal Amount (000)				Credit Rating (Moody’s/S&P)	Value
	$365		5.00%, 2/15/36, CMO (e)	Aaa/AAA	$288,591
	4,680		6.108%, 7/1/12, MBS (e)	Aaa/AAA	4,903,136
	507		7.00%, 10/15/22, CMO (e)	Aaa/AAA	513,278
	548		7.00%, 10/1/33, MBS (e)	Aaa/AAA	574,352
	18		7.875%, 11/1/18, MBS (e)	Aaa/AAA	19,036
	39		8.00%, 7/1/09, MBS (e)	Aaa/AAA	39,593
	6		8.00%, 10/1/10, MBS	Aaa/AAA	6,358
	1		8.00%, 12/1/12, MBS	Aaa/AAA	716
	5		8.00%, 6/1/15, MBS	Aaa/AAA	5,245
	22		8.00%, 6/1/15, MBS (e)	Aaa/AAA	22,826
	15		8.00%, 8/1/15, MBS	Aaa/AAA	15,623
	128		8.00%, 7/25/22, CMO (e)	Aaa/AAA	138,383
	4		8.50%, 5/1/17, MBS	Aaa/AAA	3,829
	6		8.50%, 7/1/17, MBS	Aaa/AAA	6,306
	3		8.50%, 8/1/19, MBS	Aaa/AAA	3,698
	1		8.50%, 1/1/20, MBS	Aaa/AAA	785
	5		8.50%, 10/1/20, MBS	Aaa/AAA	5,205
	38		8.50%, 9/1/21, MBS (e)	Aaa/AAA	40,620
	479		8.50%, 11/15/21, CMO (e)	Aaa/AAA	519,900
	9		8.50%, 12/1/21, MBS	Aaa/AAA	9,629
	20		8.50%, 6/1/22, MBS	Aaa/AAA	21,368
	244		8.50%, 9/1/22, MBS (e)	Aaa/AAA	266,176
	9		8.50%, 11/1/25, MBS	Aaa/AAA	10,193
	2		8.50%, 1/1/26, MBS	Aaa/AAA	1,861
	3		8.50%, 3/1/29, MBS	Aaa/AAA	3,097
	44		8.50%, 4/1/30, MBS (e)	Aaa/AAA	48,989
	47		8.50%, 6/1/30, MBS (e)	Aaa/AAA	51,954
	40		8.50%, 11/1/30, MBS (e)	Aaa/AAA	44,433
	39		8.50%, 1/1/31, MBS (e)	Aaa/AAA	42,368
	67		8.50%, 4/1/32, MBS (e)	Aaa/AAA	73,191
	247		9.00%, 3/25/20, CMO (e)	Aaa/AAA	276,813
	501		First Horizon Alternative Mortgage Securities,
			5.382%, 8/25/35, CMO, FRN (e)	Aaa/AAA	357,510
			Freddie Mac,
	204		5.258%, 4/1/32, FRN, MBS (e)	Aaa/AAA	204,255
	201		6.559%, 3/1/32, FRN, MBS (e)	Aaa/AAA	203,579
	322		6.914%, 11/1/29, FRN, MBS (e)	Aaa/AAA	324,653
	2		7.00%, 9/1/10, MBS	Aaa/AAA	2,159
	7		7.00%, 2/1/11, MBS	Aaa/AAA	6,817
	14		7.00%, 7/1/12, MBS	Aaa/AAA	15,058
	36		7.00%, 12/1/14, MBS	Aaa/AAA	37,406
	9		7.00%, 2/1/15, MBS	Aaa/AAA	9,647
	20		7.00%, 9/1/15, MBS	Aaa/AAA	21,493
	–	(c)	7.00%, 12/1/15, MBS	Aaa/AAA	437
	19		7.00%, 3/1/16, MBS	Aaa/AAA	19,762
	42		7.00%, 6/1/16, MBS (e)	Aaa/AAA	44,361
	105		7.00%, 3/1/31, MBS (e)	Aaa/AAA	110,999
	37		7.00%, 10/1/31, MBS (e)	Aaa/AAA	39,367
	601		7.00%, 8/1/32, MBS (e)	Aaa/AAA	635,164

6.30.08	PCM Fund, Inc. Semi-Annual Report	7

PCM Fund, Inc. Schedule of Investments June 30, 2008 (unaudited) (continued)

Principal Amount (000)				Credit Rating (Moody’s/S&P)	Value
	$188		7.048%, 8/1/30, FRN, MBS (e)	Aaa/AAA	$187,922
	2		8.00%, 7/1/10, MBS	Aaa/AAA	1,905
	2		8.00%, 10/1/10, MBS	Aaa/AAA	2,292
	1		8.00%, 6/1/11, MBS	Aaa/AAA	1,385
	2		8.00%, 1/1/12, MBS	Aaa/AAA	2,227
	2		8.00%, 5/1/12, MBS	Aaa/AAA	1,705
	3		8.00%, 6/1/12, MBS	Aaa/AAA	3,274
	1		8.00%, 5/1/15, MBS	Aaa/AAA	704
	–	(b)	8.00%, 6/1/15, MBS	Aaa/AAA	507
			Green Tree Financial Corp.,
	122		6.18%, 4/1/30	Ba3/NR	109,509
	479		6.22%, 3/1/30 (e)	NR/BBB	432,045
	700		6.53%, 2/1/31, VRN	NR/B-	573,519
	368		6.76%, 3/1/30, VRN	NR/BBB	339,176
	404		6.81%, 12/1/27, VRN (e)	Ba1/BBB	392,860
	922		7.05%, 1/15/27	B3/B	852,327
	103		7.07%, 1/15/29	NR/A+	102,149
			Greenpoint Manufactured Housing,
	71		7.59%, 11/15/28	Ba1/NR	70,629
	2,000		8.30%, 10/15/26, VRN	Ca/NR	1,904,077
	388		GSAA Trust, 2.753%, 6/25/35, FRN	Aaa/AAA	249,111
			Keystone Owner Trust (a),
	361		9.00%, 1/25/29	Baa3/NR	328,090
	793		Merrill Lynch Mortgage Investors, Inc., 4.949%, 8/25/33, CMO, VRN (a)	Baa2/BB+	549,788
			Oakwood Mortgage Investors, Inc.,
	113		2.701%, 5/15/13, FRN	Ba2/BB-	90,184
	1,000		6.89%, 11/15/32, VRN	Ca/CCC-	503,502
			Ocwen Residential MBS Corp., CMO, VRN (a),
	576		6.886%, 6/25/39	NR/BBB	288,402
	3,835		7.00%, 10/25/40	B3/NR	1,479,927
	924		Residential Accredit Loans, Inc., 6.00%, 8/25/35, CMO (e)	NR/AAA	841,526
	547		Saxon Asset Securities Trust, 8.64%, 12/25/32	Ba2/NR	514,969
	68		Structured Asset Investment Loan Trust, 5.483%, 10/25/33, FRN	B3/B-	983
	461		TBW Mortgage, 6.00%, 7/25/36, CMO (e)	NR/AAA	373,941
	1,000		UCFC Manufactured Housing Contract, 7.90%, 1/15/28, VRN	Ca/NR	542,418
	250		Wilshire Mortgage Loan Trust, 8.99%, 5/25/28 (a)	NR/NR	241,862

Total Real Estate Asset-Backed Securities (cost-$30,962,019)					29,563,247

CORPORATE BONDS & NOTES – 10.5%
Financial Services – 0.9%
	500		Ford Motor Credit Co. LLC, 8.00%, 12/15/16 (e)	B1/B	364,282
	750		Tenneco Automotive, Inc., 8.625%, 11/15/14 (e)	B3/B	665,625

					1,029,907

Industrial – 7.8%
	1,000		Archer-Daniels-Midland Co., 6.45%, 1/15/38 (e)	A2/A	1,007,216
	500		Bon-Ton Stores, Inc., 10.25%, 3/15/14 (e)	Caa1/CCC+	330,625
	500		CCO Holdings LLC, 8.75%, 11/15/13 (e)	Caa1/CCC	462,500

8	PCM Fund, Inc. Semi-Annual Report	6.30.08

PCM Fund, Inc. Schedule of Investments June 30, 2008 (unaudited) (continued)

Principal Amount (000)			Credit Rating (Moody’s/S&P)	Value
Industrial (continued)
	$500	CSC Holdings, Inc., 7.875%, 2/15/18	B1/BB	$467,500
	500	Dynegy Holdings, Inc., 7.125%, 5/15/18 (e)	B2/B	437,500
	500	Echostar DBS Corp., 7.125%, 2/1/16 (e)	Ba3/BB-	463,750
		HCA, Inc.,
	1,250	6.75%, 7/15/13 (e)	Caa1/B-	1,103,125
	275	9.25%, 11/15/16 (e)	B2/BB-	283,937
	325	9.25%, 11/15/16 (a)	B2/BB-	336,375
	950	RH Donnelley Corp., 8.875%, 1/15/16	B3/B-	574,750
	500	SemGroup L.P., 8.75%, 11/15/15 (a)(e)	B1/NR	487,500
		United Air Lines, Inc.,
	973	6.636%, 7/2/22	Baa2/BBB	806,604
	1,281	7.73%, 1/1/12	Ba3/BB+	1,282,500
	800	Verso Paper Holdings LLC and Verso Paper, Inc., 9.125%, 8/1/14 (e)	B2/B+	786,000

				8,829,882

Utilities – 1.8%
	500	Cincinnati Bell, Inc., 8.375%, 1/15/14 (e)	B2/B-	486,250
	1,000	NGPL Pipe Co. LLC, 7.768%, 12/15/37 (a)(e)	Baa3/BBB-	1,052,395
		NRG Energy, Inc.,
	350	7.25%, 2/1/14 (e)	B1/B	335,125
	150	7.375%, 2/1/16	B1/B	141,563

				2,015,333

Total Corporate Bonds & Notes (cost-$13,069,668)				11,875,122

MUNICIPAL BONDS & NOTES – 2.5%
Arkansas – 0.8%
	985	Little Rock Municipal Property Owners Multipurpose Improvement Dist., Special Tax, 7.20%, 3/1/32, Ser. B	NR/NR	964,404

Iowa – 0.3%
	345	Dickinson Cnty. Rev., 7.75%, 12/1/12, Ser. B	NR/NR	347,639

Virginia – 0.6%
	620	Lexington Industrial Dev. Auth. Rev., 8.00%, 1/1/15, Ser. C	NR/NR	630,515

West Virginia – 0.8%
	985	Tobacco Settlement Finance Auth. Rev., 7.467%, 6/1/47, Ser. A	Baa3/BBB	879,940

Total Municipal Bonds & Notes (cost-$2,864,030)				2,822,498

OTHER BONDS & NOTES – 1.6%
	1,640	Denver Arena Trust, 6.94%, 11/15/19 (a)	NR/NR	1,567,503
	1,856	First International Bank N.A. 8.221%, 4/15/26, ABS, FRN (a)	C/NR	103,449
	138	PPM America High Yield CBO Ltd., 3.775%, 6/1/11	NR/NR	91,373

Total Other Bonds & Notes (cost-$3,519,674)				1,762,325

6.30.08	PCM Fund, Inc. Semi-Annual Report	9

PCM Fund, Inc. Schedule of Investments June 30, 2008 (unaudited) (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)	Value
SHORT-TERM INVESTMENTS – 9.4%
U.S. Treasury Bills (c) – 5.5%
$6,250	1.01%-1.94%, 9/11/08-9/25/08 (cost-$6,224,808)		$6,212,268

Commercial Paper – 1.8%
Financial Services – 1.8%
2,000	Bank of America Corp., 2.73%, 9/22/08 (cost-$1,987,412)	P-1/A-1+	1,986,860

Corporate Notes – 0.3%
Financial Services – 0.3%
229	CCCA LLC, 7.80%, 10/15/08 (a)	NR/AAA	231,314
180	General Motors Acceptance Corp. LLC, 6.00%, 9/15/08 (e)	B3/B	177,460

Total Corporate Notes (cost-$409,221)			408,774

Repurchase Agreement – 1.8%
2,010	State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $2,010,092; collateralized by Freddie Mac, 3.25%, due 2/12/10, valued at $2,050,313 including accrued interest (cost-$2,010,000)		2,010,000

Total Short-Term Investments (cost-$10,631,441)			10,617,902

Contracts/ Notional Amount
OPTIONS PURCHASED (d) – 0.0%

Call Options – 0.0%
7,000,000	9-Year Interest Rate Swap (OTC), Pay 3-Month USD LIBOR Floating Rate Index, strike rate 3.60%, expires 2/23/09		30,205

Put Options – 0.0%
7,000,000	9-Year Interest Rate Swap (OTC), Pay 3-Month USD LIBOR Floating Rate Index, strike rate 5.80%, expires 2/23/09		40,899

Total Options Purchased (cost-$150,850)			71,104

Total Investments (cost-$215,795,932) – 174.8%			197,179,784

Liabilities in excess of other assets – (74.8)%			(84,403,831)

Net Assets—100.0%			$112,775,953

10	PCM Fund, Inc. Semi-Annual Report	6.30.08

PCM Fund, Inc. Schedule of Investments June 30, 2008 (unaudited) (continued)

Notes to Schedule of Investments:

(a)	144A Security – Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.
(b)	Principal amount less than $500.
(c)	All or partial amount segregated as collateral for swaps.
(d)	Non-income producing.
(e)	All or partial amount segregated as collateral for reverse repurchase agreements.
(f)	Securities with an aggregate value of $2,698,316, representing 2.39% of net assets, have been fair-valued using methods as described in Note 1(a) in the Notes to Financial Statements.

Glossary:

ABS	-	Asset Backed Securities
CBO	-	Collateralized Bond Obligation
CMO	-	Collateralized Mortgage Obligation
FRN	-	Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2008.
IO	-	Interest Only
LIBOR	-	London Inter-Bank Offered Rate
MBS	-	Mortgage-Backed Securities
NR	-	Not Rated
OTC	-	Over-the-Counter
VRN	-	Variable Rate Note. Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on June 30, 2008.

See accompanying Notes to Financial Statements	6.30.08	PCM Fund, Inc. Semi-Annual Report	11

PCM Fund, Inc. Statement of Assets and Liabilities
June 30, 2008 (unaudited)

Assets:
Investments, at value (cost-$215,795,932)	$197,179,784
Unrealized appreciation of swaps	2,118,315
Interest receivable	1,590,382
Receivable for investments sold	1,014,111
Premium for swaps purchased	945,628
Receivable for terminated swaps	774,981
Deposits with brokers for future contracts collateral	35,000
Prepaid expenses	13,400
Total Assets	203,671,601

Liabilities:
Payable to custodian for cash overdraft	3,331,152
Payable for reverse repurchase agreements	77,535,395
Premium for swaps sold	5,595,547
Unrealized depreciation of swaps	3,362,658
Dividends payable to shareholders	795,377
Interest payable for reverse repurchase agreements	97,285
Investment management fees payable	75,327
Accrued expenses	102,907
Total Liabilities	90,895,648
Net Assets	$112,775,953

Composition of Net Assets:
Common Stock:
Par value ($0.001 per share, applicable to 11,362,529 shares issued and outstanding)	$11,363
Paid-in-capital in excess of par	155,269,299
Dividends in excess of net investment income	(90,754)
Accumulated net realized loss	(22,553,559)
Net unrealized depreciation of investments and swaps	(19,860,396)
Net Assets	$112,775,953
Net Asset Value Per Share	$9.93

12	PCM Fund, Inc. Semi-Annual Report	6.30.08	See accompanying Notes to Financial Statements

PCM Fund, Inc. Statement of Operations
Six months ended June 30, 2008 (unaudited)

Investment Income:
Interest	$7,209,087

Expenses:
Interest expense	1,473,530
Investment management fees	437,576
Legal fees	72,400
Directors’ fees and expenses	37,350
Administration fees	36,586
Shareholder communications	34,590
Custodian and accounting agent fees	23,430
Transfer agent fees	18,100
Audit and tax services	9,050
New York Stock Exchange listing fees	8,098
Miscellaneous	18,100
Net expenses	2,168,810

Net Investment Income	5,040,277

Realized and Change in Unrealized Gain (Loss):
Net realized gain on:
Investments	112,759
Swaps	12,316,210
Net change in unrealized appreciation/depreciation of:
Investments	(14,880,097)
Swaps	(13,204,884)
Net realized and change in unrealized loss on investments and swaps	(15,656,012)
Net Decrease in Net Assets Resulting from Investment Operations	$(10,615,735)

See accompanying Notes to Financial Statements	6.30.08	PCM Fund, Inc. Semi-Annual Report	13

PCM Fund, Inc. Statement of Changes in Net Assets

	Six Months ended June 30, 2008 (unaudited)	Year ended December 31, 2007
Investment Operations:
Net investment income	$5,040,277	$ 9,075,077
Net realized gain (loss) on investments and swaps	12,428,969	(20,211,107)
Net change in unrealized appreciation/depreciation of investments and swaps	(28,084,981)	14,778,761
Net increase (decrease) in net assets resulting from investment operations	(10,615,735)	3,642,731
Dividends to Shareholders from net investment income	(4,770,370)	(10,074,228)
Capital Share Transactions:
Reinvestment of dividends	69,699	265,320
Total decrease in net assets	(15,316,406)	(6,166,177)

Net Assets:
Beginning of period	128,092,359	134,258,536
End of period (including dividends in excess of net investment income of $(90,754) and $(360,661), respectively)	$112,775,953	$ 128,092,359

Shares Issued in reinvestment of dividends	6,846	21,409

14	PCM Fund, Inc. Semi-Annual Report	6.30.08	See accompanying Notes to Financial Statements

PCM Fund, Inc. Statement of Cash Flow
Six months ended June 30, 2008 (unaudited)

Cash Flows provided by Operating Activities:
Purchases of long-term investments	$(18,963,559)
Proceeds from sales of long-term investments	22,027,238
Interest received	7,189,828
Net cash provided by swap transactions	3,158,264
Operating expenses paid	(2,555,734)
Net increase in short-term investments	(7,543,959)
Net cash provided by operating activities*	3,312,078

Cash Flows used for Financing Activities:
Increase in reverse repurchase agreements	(2,171,012)
Cash dividends paid (excluding reinvestment of dividends of $69,699)	(4,700,671)
Increase in dividends payable	479
Cash overdraft to custodian	3,331,152
Net cash used for financing activities	(3,540,052)
Net decrease in cash	(227,974)
Cash at beginning of period	227,974
Cash at end of period	–

Reconciliation of Net Decrease in Net Assets Resulting from Investment Operations to Net Cash Provided by Operating Activities:
Net decrease in net assets resulting from investment operations	(10,615,735)
Increase in receivable for investments sold	(1,014,111)
Decrease in interest receivable	92,021
Increase in premium for swaps purchased	(216,335)
Decrease in premium for swaps sold	(8,166,630)
Increase in receivable for swaps sold	(774,981)
Increase in prepaid expenses	(5,046)
Decrease in investment manager fees payable	(161,785)
Increase in net unrealized depreciation on swaps	13,204,884
Decrease in payable for reverse repurchase agreement	(245,854)
Increase in accrued expenses	25,761
Net decrease in investments	11,189,889
Net cash provided by operating activities	$3,312,078
*	Included in operating expenses is cash paid for interest on reverse repurchase agreements of $1,473,530.

See accompanying Notes to Financial Statements	6.30.08	PCM Fund, Inc. Semi-Annual Report	15

PCM Fund, Inc. Notes to Financial Statements June 30, 2008 (unaudited)

1. Organization and Significant Accounting Policies

Effective June 1, 2007, the Fund’s name changed from the PIMCO Commercial Mortgage Securities Trust, Inc. to PCM Fund, Inc. PCM Fund, Inc. (the “Fund”) commenced operations on September 2, 1993. The Fund is registered under the Investment Company Act of 1940 (the “Act”), as amended, as a closed-end, non-diversified, management investment company organized as a Maryland corporation. Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Fund’s investment manager and is an indirect wholly-owned subsidiary of Allianz Global of America LP (“Allianz Global”). Allianz Global is an indirect, majority-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. The Fund has an unlimited amount of $0.00001 par value common stock authorized.

The Fund’s primary investment objective is to achieve high current income by investing in a portfolio comprised primarily of commercial mortgage-backed securities. These securities are fixed income instruments representing an interest in mortgage loans on commercial real estate properties such as office buildings, shopping malls, hotels, apartment buildings, nursing homes and industrial properties. Capital gains from the disposition of investments is a secondary objective of the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been asserted. However, the Fund expects the risk of any loss to be remote.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Fund management has determined that its evaluation of the Interpretation has resulted in no material impact to the Fund’s financial statements at June 30, 2008.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Fund management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statement disclosures.

The following is a summary of significant accounting policies followed by the Fund:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security, are fair valued, in good faith, pursuant to guidelines established by the Board of Directors, or person acting at their discretion pursuant to guidelines established by the Board of Directors, including certain fixed income securities which may be valued with reference to securities whose prices are more readily available. The Fund’s investments, including over-the-counter options, are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the last quoted mean price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar

16	PCM Fund, Inc. Semi-Annual Report	6.30.08

PCM Fund, Inc. Notes to Financial Statements June 30, 2008 (unaudited)

1. Organization and Significant Accounting Policies (continued)

characteristics. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the financial statements. The Fund’s net asset value is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

(b) Fair Value Measurement

Effective January 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of the fair value measurements. The three levels of the fair value hierarchy under SFAS 157 are described below:

•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value during the six months ended June 30, 2008 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund utilized the following fair value techniques: multi-dimensional relational pricing model and option adjusted spread pricing.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used at June 30, 2008 in valuing the Fund’s investments carried at value:

Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	194,390,095	(289,131)
Level 3 – Significant Unobservable Inputs	2,789,689	(955,435)

Total	$197,179,784	$(1,244,566)

6.30.08	PCM Fund, Inc. Semi-Annual Report	17

PCM Fund, Inc. Notes to Financial Statements June 30, 2008 (unaudited)

1. Organization and Significant Accounting Policies (continued)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) at June 30, 2008, were as follows:

	Investments in Securities	Other Financial Instruments
Beginning balance, 12/31/07	$3,984,768	$—
Net purchases (sales) and settlements	(298,111)	—
Accrued discounts (premiums)	2,426	—
Total realized and unrealized gain (loss)	(276,229)	(955,435)
Transfers in and/or out of Level 3	(623,165)	—

Ending balance, 6/30/08	$2,789,689	$(955,435)

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as interest income on the Statement of Operations.

(d) Federal Income Taxes

The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

(e) Dividends and Distributions

The Fund declares dividends from net investment income monthly to shareholders. Distributions of net realized capital gains, if any, are paid at least annually. The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes they are reported as dividends and/or distributions of paid-in capital in excess of par.

(f) Option Transactions

The Fund may purchase and write (sell) put and call options for hedging purposes, risk management purposes or as a part of its investment strategy. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from the securities sold through the exercise of put options are decreased by the premiums paid.

When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised

18	PCM Fund, Inc. Semi-Annual Report	6.30.08

PCM Fund, Inc. Notes to Financial Statements June 30, 2008 (unaudited)

1. Organization and Significant Accounting Policies (continued)

are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Fund purchasing a security at a price different from the current market value.

(g) Interest Rate/Credit Default Swaps

The Fund enters into interest rate and credit default swap contracts (“swaps”) for investment purposes, to manage its interest rate and credit risk or to add leverage. As a seller in the credit default swap contract, the Fund would be required to pay the notional amount or other agreed-upon value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. Such periodic payments are accrued daily and recorded as realized gain (loss).

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held, in which case the Fund would function as the counterparty referenced in the preceding paragraph. As a purchaser of a credit default swap contract, the Fund would receive the notional amount or other agreed upon value of a referenced debt obligation from the counterparty in the event of default by a third party, such as a U.S. or foreign corporate issuer on the referenced obligation. In return, the Fund would make periodic payments to the counterparty over the term of the contract provided no event of default has occurred. Such periodic payments are accrued daily and recorded as realized gain (loss).

Interest rate swap agreements involve the exchange by the Fund with a counterparty of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Net periodic payments received by the Fund are included as part of realized gain (loss) and or change in unrealized appreciation/depreciation on the Statement of Operations.

Swaps are marked to market daily based upon quotations from brokers or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Fund’s Statement of Operations. For a credit default swap sold by the Fund, payment of the agreed upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by the Fund, the agreed upon amount received by the Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/ delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.

Entering into swaps involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in net interest rates.

(h) Repurchase Agreements

The Fund enters into transactions with its custodian bank or securities brokerage firms whereby it purchases securities under agreements to resell at an agreed upon price and date (“repurchase agreements”). Such agreements are carried at the contract amount in the financial statements. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, are held by the

6.30.08	PCM Fund, Inc. Semi-Annual Report	19

PCM Fund, Inc. Notes to Financial Statements June 30, 2008 (unaudited)

1. Organization and Significant Accounting Policies (continued)

custodian bank until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Fund require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

(i) Reverse Repurchase Agreements

In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the securities at a mutually agreed upon date and price. Generally, the effect of such a transaction is that the Fund can recover and reinvest all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash. Unless the Fund covers its positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), its obligations under the agreements will be subject to the Fund’s limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(j) Mortgage-Related and Other Asset-Backed Securities

The Fund may invest in mortgage-related or other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBSs has one class receiving all or a portion of the interest from the mortgage assets (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette” class), while the other class will receive all of the principal (the principal-only, or “PO” class). Payments received for IOs and IOettes are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO or IOettes, adjustments are made to the book value of the security on a daily basis until maturity.

These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

(k) U.S. Government Agencies or Government-Sponsored Enterprises

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage

20	PCM Fund, Inc. Semi-Annual Report	6.30.08

PCM Fund, Inc. Notes to Financial Statements June 30, 2008 (unaudited)

1. Organization and Significant Accounting Policies (continued)

Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(l) Custody Credits on Cash Balances

The Fund benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income producing securities, they would have generated income for the Fund.

2. Investment Manager/Sub-Adviser

The Fund has entered into an Investment Management Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Fund’s Board of Directors, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable monthly, at an annual rate of 0.80% of the Fund’s average daily total managed assets. Total managed assets refers to the total assets of the Fund (including assets attributable to any reverse repurchase agreements and borrowings), minus accrued liabilities (other than liabilities representing reverse repurchase agreements and borrowings).

The Investment Manager has retained its affiliate, Pacific Investment Management Company LLC (the “Sub-Adviser”), to manage the Fund’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Fund’s investment decisions. The Investment Manager and not the Fund, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

Prior to April 24, 2008, the Sub-Adviser served as investment manager and administrator to the Fund and received annual fees, payable quarterly of 0.725% and 0.10% of the Fund’s average weekly net assets for investment management and administrative services, respectively.

3. Investment in Securities

For the six months ended June 30, 2008, purchases and sales of investments, other than short-term securities and U.S. government obligations, were $18,812,709 and $15,226,897, respectively.

(a) Credit default swaps contracts outstanding at June 30, 2008:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000)	Termination Date	Payments Received (Paid) by Fund	Unrealized Depreciation
Bear Stearns:
Home Equity Index	$1,000	8/25/37	0.15%	$(301,354)
Home Equity Index	1,000	1/25/38	1.92%	(267,733)
Home Equity Index	1,000	5/25/46	0.17%	(374,835)
Credit Suisse First Boston:
ABS Home Equity Index	3,500	8/25/37	0.15%	(694,739)
Home Equity Index	1,479	7/25/45	0.18%	(53,857)
Deutsche Bank:
AIG	2,000	3/20/13	2.10%	(4,312)
JPMorgan Chase:
Lennar	1,000	12/20/12	5.40%	(45,761)
Windstream	2,000	6/20/12	1.05%	(96,558)
Lehman Brothers:
ABX	1,000	7/25/45	0.54%	(13,830)

				$(1,852,979)

6.30.08	PCM Fund, Inc. Semi-Annual Report	21

PCM Fund, Inc. Notes to Financial Statements June 30, 2008 (unaudited)

3. Investment in Securities (continued)

(b) Interest rate swap agreements outstanding at June 30, 2008:

Swap Counterparty	Notional Amount (000)	Termination Date	Rate Type		Unrealized Appreciation (Depreciation)
			Payments Made by Fund	Payments Received by Fund
Bank of America	$4,300	12/17/38	3-Month USD-LIBOR	5.70%	$(140,347)
Bank of America	1,100	12/17/38	5.70%	3-Month USD-LIBOR	(13,441)
Barclays Bank	17,900	12/17/18	6-Month Australian Bank Bill	7.00%	(136,956)
Barclays Bank	7,700	6/21/26	3-Month USD-LIBOR	4.00%	648,131
Barclays Bank	1,300	12/20/26	3-Month USD-LIBOR	4.00%	(122,196)
Citigroup	2,800	12/17/15	3-Month USD-LIBOR	5.00%	(21,659)
Citigroup	4,200	12/17/18	5.00%	3-Month USD-LIBOR	(4,751)
Morgan Stanley	17,050	12/17/18	4.38%	3-Month USD-LIBOR	106,544
Royal Bank of Scotland	7,600	12/17/15	5.00%	3-Month USD-LIBOR	(12,847)
Royal Bank of Scotland	62,900	2/25/18	5.639%	3-Month GBP-LIBOR	(612,504)
Royal Bank of Scotland	62,900	2/25/18	6-Month GBP-LIBOR	4.84%	1,363,640
UBS	4,200	12/20/26	BRL-CDI-Compounded	10.575%	(444,978)

					$608,636

The Fund received $750,000 par value in U.S. Treasury Bills as collateral for swap contracts.

BRL – Brazilian Real

GBP – British Pound

LIBOR – London Interbank Offered Rate

CDI – Inter-Bank Deposit Certificate

(c) The weighted average daily balance of reverse repurchase agreements outstanding during the six months ended June 30, 2008, was $80,587,589, at a weighted average interest rate of 3.61%.

Counterparty	Rate	Trade Date	Maturity Date	Principal & Interest	Par
Credit Suisse:	2.99%	5/30/08	7/30/08	$20,170,467	$20,117,000
	3.25%	6/30/08	7/31/08	2,568,232	2,568,000
Deutsche Bank:	2.45%	6/12/08	7/14/08	7,040,091	7,031,000
	2.45%	6/18/08	7/14/08	547,484	547,000
	2.50%	6/16/08	7/30/08	1,301,354	1,300,000
	2.65%	6/13/08	6/14/10	762,259	761,250
	2.93%	6/18/08	7/23/08	1,906,015	1,904,000
	3.15%	6/30/08	7/31/08	648,057	648,000
Lehman Brothers:	2.00%	6/19/08	6/18/10	393,387	393,125
	2.45%	6/12/08	7/14/08	225,291	225,000
	2.63%	6/18/08	7/23/08	3,548,360	3,545,000
	2.68%	6/30/08	7/31/08	1,668,124	1,668,000
	2.98%	6/30/08	7/31/08	10,384,860	10,384,000
	3.08%	6/30/08	7/31/08	522,045	522,000
	3.18%	6/30/08	7/31/08	813,072	813,000
	3.25%	5/01/08	4/30/10	139,765	139,000
	3.28%	6/30/08	7/31/08	7,372,672	7,372,000
	3.48%	6/30/08	7/31/08	3,550,343	3,550,000
	3.98%	6/30/08	7/31/08	477,053	477,000

22	PCM Fund, Inc. Semi-Annual Report	6.30.08

PCM Fund, Inc. Notes to Financial Statements June 30, 2008 (unaudited)

3. Investment in Securities (continued)

Counterparty	Rate	Trade Date	Maturity Date	Principal & Interest	Par
Merrill Lynch:	2.83%	6/30/08	7/31/08	7,046,554	$7,046,000
	2.88%	6/30/08	7/31/08	1,024,082	1,024,000
	2.93%	6/30/08	7/31/08	1,847,150	1,847,000
	3.04%	6/30/08	7/31/08	87,007	87,000
Morgan Stanley:	2.88%	4/15/08	4/15/10	3,588,955	3,567,020

					$77,535,395

Details of underlying collateral for open reverse repurchase agreements at June 30, 2008, as reflected in the schedule of investments:

Counter Party	Description	Rate	Maturity Date	Par	Market Value
Credit Suisse:	Banc of America Commercial Mortgage, Inc.	5.41%	9/10/47	$2,000,000	$1,903,261
	Banc of America Commercial Mortgage, Inc.	7.22%	4/15/36	1,500,000	1,567,962
	Bear Stearns Alt-A Trust	5.47%	7/25/35	395,341	296,459
	Bear Stearns Alt-A Trust	6.12%	5/25/36	480,843	390,908
	Bear Stearns Asset Backed Securities Trust	5.50%	12/25/35	427,703	388,305
	Bear Stearns Commercial Mortgage Securities Trust	5.69%	6/11/50	2,000,000	1,889,108
	Bear Stearns Commercial Mortgage Securities Trust	5.90%	6/11/40	2,000,000	1,906,724
	Citigroup/Deutsche Bank Commercial Mortgage Trust	5.40%	7/15/44	1,015,000	876,066
	Commercial Mortgage Pass Through Certificates	6.83%	2/14/34	2,893,000	2,993,567
	Countrywide Alternative Loan Trust	6.00%	11/25/35	463,431	375,577
	Credit Suisse Mortgage Capital Certificates	5.90%	4/25/36	500,000	382,449
	Credit Suisse Mortgage Capital Certificates	6.50%	5/25/36	413,753	343,995
	CS First Boston Mortgage Securities Corp.	5.55%	12/15/36	2,600,000	2,090,542
	CS First Boston Mortgage Securities Corp.	7.17%	5/17/40	1,250,000	1,296,823
	First Horizon Alternative Mortgage Securities	5.38%	8/25/35	501,132	357,510
	Greenwich Capital Commercial Funding Corp.	5.44%	3/10/39	2,000,000	1,867,603
	GS Mortgage Securities Corp. II	5.56%	11/10/39	5,750,000	5,515,603
	Host Marriot Pool Trust	8.31%	8/3/15	2,000,000	2,080,415
	Morgan Stanley Capital I	5.45%	2/12/44	2,000,000	1,861,524
	Residential Asset Securitization Trust	6.00%	3/25/37	965,747	854,674
	TBW Mortgage	6.00%	7/25/36	461,447	373,941
Deutsche Bank:	CCO Holdings LLC	8.75%	11/15/13	500,000	462,500
	Cincinnati Bell, Inc.	8.38%	1/15/14	500,000	486,250
	Commercial Mortgage Pass Through Certificates	6.59%	7/16/34	1,500,000	1,423,920
	Fannie Mae	5.24%	6/1/23	1,417,493	1,386,020
	Fannie Mae	5.59%	8/1/26	97,538	98,399
	Fannie Mae	6.11%	7/1/12	4,680,187	4,903,136
	Fannie Mae	7.00%	10/1/33	548,045	574,352
	Fannie Mae	8.00%	7/1/09	39,174	39,593
	Fannie Mae	8.00%	7/25/22	128,408	138,383
	Fannie Mae	8.50%	9/1/22	243,712	266,176

6.30.08	PCM Fund, Inc. Semi-Annual Report	23

PCM Fund, Inc. Notes to Financial Statements June 30, 2008 (unaudited)

3. Investment in Securities (continued)

Counter Party	Description	Rate	Maturity Date	Par	Market Value
	Fannie Mae	8.50%	4/1/30	$44,476	$48,989
	Fannie Mae	8.50%	6/1/30	47,156	51,954
	Fannie Mae	8.50%	11/1/30	40,431	44,433
	Fannie Mae	8.50%	1/1/31	38,552	42,368
	Fannie Mae	8.50%	4/1/32	66,614	73,191
	Fannie Mae	9.38%	4/1/16	152,310	169,829
	Freddie Mac	5.26%	4/1/32	203,864	204,255
	Freddie Mac	6.20%	11/1/29	321,761	324,653
	Freddie Mac	6.53%	3/1/32	47,930	48,521
	Freddie Mac	6.84%	8/1/30	187,783	187,922
	Freddie Mac	7.00%	6/1/16	42,228	44,361
	Freddie Mac	7.00%	3/1/31	105,081	110,999
	Freddie Mac	7.00%	10/1/31	37,233	39,367
	Freddie Mac	7.00%	8/1/32	601,302	635,164
	Intelsat Bermuda Ltd.	9.25%	6/15/16	1,000,000	1,012,500
	SemGroup L.P.	8.75%	11/15/15	500,000	487,500
	Verso Paper Holdings LLC	9.13%	8/1/14	800,000	786,000
Lehman Brothers:	Archer-Daniels-Midland Co.	6.45%	1/15/38	1,000,000	1,007,216
	Banc of America Commercial Mortgage, Inc.	5.92%	4/11/36	915,766	846,130
	Banc of America Commercial Mortgage, Inc.	7.22%	4/15/36	1,000,000	1,045,308
	Banc of America Commercial Mortgage, Inc.	7.94%	11/15/31	2,800,000	2,867,943
	Bear Stearns Commercial Mortgage Securities, Inc.	7.00%	5/20/30	1,536,124	1,631,587
	Bon-Ton Stores, Inc.	10.25%	3/15/14	500,000	330,625
	Carey Commercial Mortgage Trust	5.97%	9/20/19	1,294,482	1,287,494
	Chase Commercial Mortgage Securities Corp.	6.48%	2/12/16	1,000,000	1,025,404
	Commercial Mortgage Asset Trust	6.98%	1/17/32	2,500,000	2,624,947
	Credit Suisse Mortgage Capital Certificates	5.47%	9/15/39	2,500,000	2,381,145
	Credit Suisse Mortgage Capital Certificates	5.47%	9/15/39	2,500,000	2,381,145
	CS First Boston Mortgage Securities Corp.	0.44%	12/15/35	23,729,690	781,181
	CS First Boston Mortgage Securities Corp.	7.00%	2/25/33	315,581	317,903
	CS First Boston Mortgage Securities Corp.	7.17%	5/17/40	1,750,000	1,815,552
	CS First Boston Mortgage Securities Corp.	7.46%	1/17/35	2,000,000	2,047,968
	CVS Lease Pass Through	5.88%	1/10/28	1,886,476	1,829,120
	Fannie Mae	5.00%	2/15/36	365,129	288,591
	Fannie Mae	5.00%	11/25/35	456,926	398,389
	Fannie Mae	7.00%	10/15/22	506,546	513,278
	Fannie Mae	7.88%	11/1/18	17,690	19,036
	Fannie Mae	8.00%	6/1/15	21,627	22,826
	Fannie Mae	8.50%	9/1/21	37,761	40,620
	Fannie Mae	8.50%	11/15/21	479,382	519,900
	Fannie Mae	9.00%	3/25/20	246,854	276,813
	First Union-Lehman Brothers-Bank of America	6.78%	11/18/35	2,000,000	2,077,873
	Freddie Mac	6.53%	3/1/32	153,166	155,058
	GE Capital Commercial Mortgage Corp.	5.31%	5/10/43	1,000,000	796,387

24	PCM Fund, Inc. Semi-Annual Report	6.30.08

PCM Fund, Inc. Notes to Financial Statements June 30, 2008 (unaudited)

3. Investment in Securities (continued)

Counter Party	Description	Rate	Maturity Date	Par	Market Value
	General Motors Acceptance Corp. LLC	6.00%	9/15/08	$180,000	$177,460
	GMAC Commercial Mortgage Securities, Inc.	6.50%	5/15/35	2,500,000	2,511,454
	GMAC Commercial Mortgage Securities, Inc.	8.32%	9/15/35	1,500,000	1,546,545
	Green Tree Financial Corp.	6.22%	3/1/30	479,013	432,045
	Green Tree Financial Corp.	6.81%	12/1/27	403,711	392,860
	GSMPS Mortgage Loan Trust	8.00%	9/19/27	1,184,690	1,208,662
	Hilton Hotel Pool Trust	0.60%	10/3/15	30,748,903	452,676
	JPMorgan Chase Commercial Mortgage Securities Corp.	6.16%	5/12/34	2,000,000	2,040,925
	LB Commercial Conduit Mortgage Trust	6.00%	10/15/35	3,800,000	3,771,641
	Morgan Stanley Capital I	7.21%	12/15/31	200,000	201,812
	Morgan Stanley Capital I	7.56%	4/30/39	918,948	873,000
	NGPL PipeCo LLC	7.77%	12/15/37	1,000,000	1,052,395
	Residential Accredit Loans, Inc.	6.00%	8/25/35	924,250	841,526
	Wachovia Bank Commercial Mortgage Trust	0.26%	10/15/41	47,053,565	816,182
Merrill Lynch:	Bear Stearns Commercial Mortgage Securities, Inc.	5.82%	5/14/16	1,500,000	1,530,354
	GS Mortgage Securities Corp. II	6.62%	2/14/16	3,500,000	3,706,657
	JPMorgan Chase Commercial Mortgage Securities Corp.	6.47%	11/15/35	3,000,000	3,084,847
	Merrill Lynch Mortgage Investors, Inc.	7.08%	12/15/30	1,500,000	1,488,401
	Merrill Lynch Mortgage Investors, Inc.	7.38%	2/15/30	159,030	159,102
	TrizecHahn Office Properties	7.60%	5/15/16	3,000,000	2,869,981
Morgan Stanley:	Dynegy Holdings, Inc.	7.125%	5/15/18	500,000	437,500
	Echostar DBS Corp.	7.125%	2/1/16	500,000	463,750
	Ford Motor Credit Co. LLC	8.00%	12/15/16	500,000	364,282
	HCA, Inc.	6.75%	7/15/13	1,250,000	1,103,125
	HCA, Inc.	9.25%	11/15/16	600,000	619,500
	NRG Energy, Inc.	7.25%	2/1/14	350,000	335,125
	Tenneco Automotive, Inc.	8.625%	11/15/14	750,000	665,625

					$106,180,622

4. Income Tax Information

The cost basis of portfolio securities of $215,795,932 is substantially the same for both federal income tax purposes and financial reporting purposes. Aggregated gross unrealized appreciation for securities in which there is an excess value over tax cost is $2,538,155; aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $21,154,303; net unrealized depreciation for federal income tax purposes is $18,616,148.

5. Subsequent Dividend Declarations

On July 1, 2008, a dividend of $0.07 per share was declared to shareholders payable August 1, 2008 to shareholders of record on July 11, 2008.

On August 1, 2008, a dividend of $0.07 per share was declared to shareholders payable September 2, 2008 to shareholders of record on August 11, 2008.

6.30.08	PCM Fund, Inc. Semi-Annual Report	25

PCM Fund, Inc. Notes to Financial Statements June 30, 2008 (unaudited)

6. Legal Proceedings

In June and September 2004, the Investment Manager, and certain of its affiliates (including Allianz Global Investors Distributors LLC (“AGID”), PEA Capital LLC (“ PEA”) and Allianz Global Investors of America L.P. agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered as an investment adviser and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Fund.

Since February 2004, the Investment Manager and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing,” which allege the same or similar conduct underlying the regulatory settlements proceedings discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against the Investment Manager or its affiliates or related injunctions.

The Investment Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory activities relating to the Fund.

The foregoing speaks only as of the date hereof.

7. Appointment of New Director

In May 2008, the Fund’s Board of Directors appointed Diana L. Taylor as a Director.

26	PCM Fund, Inc. Semi-Annual Report	6.30.08

PCM Fund, Inc. Financial Highlights
For a share outstanding throughout each period:

	Six Months ended June 30, 2008 (unaudited)	Year ended December 31,
		2007	2006	2005	2004	2003
Net asset value, beginning of period	$11.28	$11.85	$11.94	$12.49	$12.53	$12.80
Investment Operations:
Net investment income (1)	0.44	0.80	0.90	0.98	1.01	1.09
Net realized and change in unrealized gain (loss) on investments, futures contracts and swaps	(1.37)	(0.48)	0.14	(0.40)	0.08	(0.23)
Total from investment operations	(0.93)	0.32	1.04	0.58	1.09	0.86
Dividends to Shareholders from Net investment income	(0.42)	(0.89)	(1.13)	(1.13)	(1.13)	(1.13)
Net asset value, end of period	$9.93	$11.28	$11.85	$11.94	$12.49	$12.53
Market price, end of period	$10.10	$10.25	$14.40	$14.03	$13.17	$14.53
Total Investment Return (2)	2.68%	(23.17)%	11.17%	15.40%	(1.62)%	9.76%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$112,776	$128,092	$134,259	$134,792	$140,267	$139,891
Ratio of expenses to average net assets, including interest expense	3.71%*	4.03%	3.69%	2.77%	1.75%	1.52%
Ratio of expenses to average net assets, excluding interest expense	1.19%*	1.08%	1.03%	1.07%	1.00%	1.05%
Ratio of net investment income to average net assets	8.62%*	6.94%	7.64%	8.00%	8.09%	8.62%
Portfolio turnover	8%	17%	21%	8%	24%	40%

*	Annualized
(1)	Per share amounts based on average number of shares outstanding during the period.
(2)	Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day and a sale of a share of common stock at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Total investment return for a period of less than one year is not annualized.

See accompanying Notes to Financial Statements	6.30.08	PCM Fund, Inc. Semi-Annual Report	27

PCM Fund, Inc. Matters Relating to the Directors Consideration of the Investment Management and Portfolio Management Agreement

The Investment Company Act of 1940, as amended (the “1940 Act”) requires that both the full Board of Directors (the “Directors”) and a majority of the non-interested (“Independent”) Directors, voting separately, approve the Fund’s Investment Management Agreement with Allianz Global Investors Fund Management LLC (“AGIFM”) and the Portfolio Management Agreement between AGIFM and Pacific Investment Management Company LLC (“PIMCO”). On February 25, 2008, the Board of Directors of the Fund, including a majority of the Independent Directors, approved the Fund’s Investment Management Agreement and Portfolio Management Agreement (together, the “Agreements”). The information, material factors and conclusions that formed the basis for the Board’s approval are described below.

1. Information Received

A. Materials Reviewed

The Directors received a wide variety of materials relating to the services to be provided by AGIFM and PIMCO. The Board considered information relating to the nature, extent and quality of services to be offered by the AGIFM and PIMCO. The Directors also considered matters relating to fund operations, including the Fund’s compliance program, shareholder services, valuation and custody, and other information relating to the nature, extent and quality of services to be provided by AGIFM and PIMCO. In considering whether to approve the Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information, and information about the personnel who would be providing investment management and administrative services to the Fund.

B. Review Process

In connection with the approval of the Agreements, the Board reviewed written materials prepared by AGIFM and PIMCO in response to requests from Fund counsel. The Board also received assistance and advice regarding applicable legal standards from Fund counsel, and reports prepared by AGIFM and PIMCO containing comparative performance and expense ratio information. The Board also heard oral presentations on matters related to the Agreements and met both as a full Board and as the Independent Directors alone, without management present. In deciding to recommend the approval of the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. Nature, Extent and Quality of Services

A. Personnel and Resources

The Board considered the depth and quality of each of AGIFM’s and PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO and AGIFM make available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered AGIFM’s and PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as AGIFM’s and PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board also considered that the portfolio management personnel at PIMCO who manage the day-to-day investment decisions for the Fund would continue to do so under the Portfolio Management Agreement.

B. Other Services

The Board considered each of AGIFM’s and PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; their anticipated efforts to keep the Directors informed about matters relevant to the Fund and its shareholders; and their attention to matters that may

28	PCM Fund, Inc. Semi-Annual Report	6.30.08

PCM Fund, Inc. Matters Relating to the Directors Consideration of the Investment Management and Portfolio Management Agreement

involve conflicts of interest with the Fund. The Board also considered the terms of each Agreement, the nature, extent, quality and cost of the services to be provided by AGIFM to the Fund under the Investment Management Agreement, and the nature, extent, quality and cost of the services to be provided by PIMCO to the Fund under the Portfolio Management Agreement. The Board also considered whether the services to be provided under the Agreements would result in better utilization of the management resources offered by AGI and its affiliates and would relieve PIMCO of administrative burdens, thus freeing PIMCO to focus on portfolio management. In addition, the Board considered AGIFM’s ability to monitor and oversee sub-advisers. The Board noted that pursuant to the Investment Management Agreement, the Fund will pay AGIFM one fee for both investment management and administrative services whereas the Fund currently pays a separate investment management fee to PIMCO pursuant to the Current Management Agreement and a separate administrative services fee to PIMCO pursuant to the Current Administrative Services Agreement. The Board further noted that the fee paid to AGIFM pursuant to the Investment Management Agreement for combined investment management and administrative services is higher than the current fee paid to PIMCO for investment management services alone; however, when aggregating the total fees currently payable to PIMCO for both investment management and administrative services, the combined fee to be paid pursuant to the Investment Management Agreement is lower than the total fees currently payable to PIMCO. Ultimately, the Board concluded that the nature, extent and quality of the services to be provided by AGIFM and PIMCO will likely benefit the Fund and its shareholders.

3. Investment Performance

The Board received and examined information from PIMCO concerning the Fund’s one-, three-, five- and ten-year performance for the periods ended December 31, 2007. The Board noted that shares of the Fund had generally been trading at a premium for the one-, three-, five- and ten-year periods ended December 31, 2007, with shares trading at a discount during some periods, including the final six months of 2007. The Board also noted that for each of these periods except the one-year period, the Fund had beaten its benchmark index based on its NAV performance, but had generally trailed the benchmark index with respect to market price performance. The Board also noted that the Fund had generally outperformed most of its peer group funds and peer group average based on its NAV performance for these periods, with periods of outperformance and underperformance with respect to its market price for these periods. The Board also noted that the Fund outperformed its peer group average based on NAV performance for the one-, three-, five- and ten-year periods ended December 31, 2007.

Overall, the Board determined that the Fund’s investment performance was strong, and concluded that PIMCO’s performance record in managing the Fund indicates that its continued management is likely to benefit the Fund and its shareholders.

4. Fees

AGIFM and PIMCO reported to the Board that, in proposing fees for the Fund, they considered a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by AGIFM and PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Fund returns to current and potential investors.

The Board considered the services to be provided and the fees to be charged under the Agreements. The Board also considered that the Fund was expected to pay lower fees for investment management and administrative services under the Agreement than it currently pays. With respect to overall levels of Fund expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield. The Board compared the Fund’s total expenses to other funds in the expense group provided by AGIFM and PIMCO, and found the Fund’s total expenses to be reasonable. The Board noted that the Fund’s expense ratio was lower than certain of the comparative funds presented. AGIFM and PIMCO do not manage any separate accounts with a similar investment strategy to the Fund; therefore the Board could not consider the fees charged by

6.30.08	PCM Fund, Inc. Semi-Annual Report	29

PCM Fund, Inc. Matters Relating to the Directors Consideration of the Investment Management and Portfolio Management Agreement

AGIFM and PIMCO to comparable separate accounts. The Board concluded that the proposed advisory and administrative fees were reasonable in relation to the value of the services provided.

Based on the information presented by AGIFM and PIMCO, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees to be charged by AGIFM and PIMCO, as well as the total expenses of the Fund, are reasonable and approval of the Agreements will likely benefit the Fund and its shareholders.

5. Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding AGIFM’s and PIMCO’s anticipated costs of providing services to the Fund as a whole, as well as the resulting level of anticipated profits to AGIFM and PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which AGIFM’s and PIMCO’s investment professionals were compensated, and AGIFM’s and PIMCO’s views of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered AGIFM’s and PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that, as a closed-end fund, the Fund was not expected to materially increase in size. The Board also noted that although neither the Investment Management Agreement nor Portfolio Management Agreement contain breakpoints, advisory agreements for closed-end funds generally do not contain breakpoints.

6. Ancillary Benefits

The Board considered other benefits received by AGIFM and PIMCO and their affiliates as a result of AGIFM’s and PIMCO’s relationship with the Fund, including possible ancillary benefits to AGIFM’s and PIMCO’s institutional investment management businesses due to the reputation and market penetration of the Fund. The Board also reviewed AGIFM’s and PIMCO’s soft dollar policies and procedures, noting that AGIFM and PIMCO have adopted policies not to accept soft dollars.

7. Conclusion

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services to be rendered to the Fund by AGIFM and PIMCO will likely be excellent and favored approval of the Agreements. The Board concluded that the Agreements are each fair and reasonable to the Fund and its shareholders, that the Fund’s shareholders would receive reasonable value in return for the advisory fees and other amounts paid to AGIFM by the Fund and to PIMCO by AGIFM, and that the approval of the Agreements was in the best interests of the Fund and its shareholders.

30	PCM Fund, Inc. Semi-Annual Report	6.30.08

PCM Fund, Inc. Annual Shareholder Meeting Results/Corporate Change/ Proxy Voting Policies & Procedures (unaudited)

Annual Shareholder Meeting Results:

The Fund held its annual meeting of shareholders on April 23, 2008, (“Annual Meeting”). Shareholders voted to elect as new Directors of the Fund Hans W. Kertess, Chairman of the Board of Directors, Paul Belica, Robert E. Connor, John J. Dalessandro II, John C. Maney, William B. Ogden, IV and R. Peter Sullivan III as Directors indicated below:

		Affirmative	Withheld Authority	Against
Class I Directors:	to elect John J. Dalessandro II to serve until 2010	10,377,762	289,099	0
	to elect William B. Ogden, IV to serve until 2010	10,383,838	283,023	0
Class II Directors:	to elect Hans W. Kertess to serve until 2011	10,382,756	284,105	0
	to elect John C. Maney to serve until 2011	10,384,154	282,707	0
	to elect R. Peter Sullivan III to serve until 2011	10,382,838	284,023	0
Class II Directors:	to elect Paul Belica to serve until 2009	10,376,844	290,017	0
	to elect Robert E. Connor to serve until 2009	10,378,762	288,099	0

Also at the Annual Meeting, the Shareholders voted to approve the following other proposals:

Proposal 1:
	To approve an Investment Management Agreement between the Fund and Allianz Global Investors Fund Management LLC (“AGIFM”).	6,045,935	163,666	157,187
Proposal 2:
	Contingent on the approval of Proposal I above, to approve a Portfolio Management Agreement between AGIFM and Pacific Investment Management Company LLC (“PIMCO”)	6,045,102	160,586	161,101

Corporte Change:

On April 24, 2008, Allianz Global Investors Fund Management LLC (‘‘AGIFM’’), announced that the majority of shareholders of PCM Fund Inc. (the ‘‘Fund’’), approved to change the Fund’s investment manager from Pacific Investment Management Company LLC (‘‘PIMCO’’) to AGIFM. PIMCO will continue to be the Fund’s portfolio manager and sub-adviser pursuant to a portfolio management agreement between PIMCO and AGIFM. PCM shareholders also elected new directors to the board, each of whom currently serves as a director/trustee of AGIFM’s other sponsored closed-end funds:

These changes will not impact the Fund’s investment objective, however the total management fees and administrative fees paid by the Fund will be lower.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30, is available (i) without charge, upon request, by calling the Fund’s shareholder servicing agent at (800) 331-1710; (ii) on the Fund’s website at www.allianzinvestors.com/closedend funds; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

6.30.08	PCM Fund, Inc. Semi-Annual Report	31

Directors and Principal Officers
Hans W. Kertess Director, Chairman of the Board of Directors	Brian S. Shlissel President & Chief Executive Officer
Paul Belica Director	Lawrence G. Altadonna Treasurer, Principal Financial & Accounting Officer
Robert E. Connor Director	Thomas J. Fuccillo Vice President, Secretary & Chief Legal Officer
John J. Dalessandro II Director	Scott Whisten Assistant Treasurer
John C. Maney Director	Richard J. Cochran Assistant Treasurer
William B. Ogden, IV Director	Youse E. Guia Chief Compliance Officer
R. Peter Sullivan III Director	William V. Healey Assistant Secretary
Diana L. Taylor Director	Richard H. Kirk Assistant Secretary
Kathleen A. Chapman Assistant Secretary
Lagan Srivastava Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC

1345 Avenue of the Americas,

New York, NY 10105

Sub-Adviser

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania

Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar

PNC Global Investment Servicing

P.O. Box 43027

Providence, RI 02940-3027

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, MA 02110-2624

This report, including the financial information herein, is transmitted to the shareholders of PCM Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

The financial information included herein is taken from the records of the Fund without examination of an independent registered public accounting firm, who did not express an opinion thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarter of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Fund’s website at www.allianzinvestors.com/closedendfunds.

On May 30, 2008, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of the date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.

Information on the Fund is available at www.allianzinvestors.com/closedendfunds or by calling the Fund’s shareholder servicing agent at (800) 331-1710.

6.30.08	PCM Fund, Inc. Semi-Annual Report

ITEM 2.	CODE OF ETHICS

Not required in this filing.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not required in this filing.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required in this filing.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANT

Not required in this filing.

ITEM 6.	SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not required in this filing.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

PERIOD	TOTAL NUMBER OF SHARES PURCHASED	AVERAGE PRICE PAID PER SHARE	TOTAL NUMBER OF SHARES PURCHASED AS PART OF PUBLICLY ANNOUNCED PLANS OR PROGRAMS	MAXIMUM NUMBER OF SHARES THAT MAY YET BE PURCHASED UNDER THE PLANS OR PROGRAMS
January 2008	N/A	N/A	N/A	N/A
February 2008	N/A	N/A	N/A	N/A
March 2008	N/A	N/A	N/A	N/A
April 2008	N/A	$9.91	2,472	N/A
May 2008	N/A	$10.32	2,261	N/A
June 2008	N/A	$10.35	2,113	N/A

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Registrant’s Board of Directors adopted a Nominating Committee Charter governing the affairs of the Nominating Committee of the Board, which is posted on the Allianz Investors website at www.allianzinvestors.com. Appendix B to the Nominating Committee Charter includes “Procedures for Shareholders to Submit Nominee Candidates,” which sets forth the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors. Among other requirements, the procedures provide that the recommending shareholder must submit any recommendation in writing to the Registrant to the attention of the Registrant’s Secretary, at the address of the principal executive offices of the Registrant and that there have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasures, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants control over financial reporting.

ITEM 12.	EXHIBITS

(a) (1) Exhibit 99.302 Cert. - Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b) Exhibit 99.906 Cert. - Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) PCM Fund, Inc.

By	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date September 5, 2008

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date September 5, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date September 5, 2008

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date September 5, 2008